FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                         Current Report
                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported)  June 20, 1997

                         MPM Technologies, Inc.
     (Exact name of registrant as specified in its charter)


           Washington             0-14910          81-0436060
        ----------------      -------------   ---------------------
          (State or other       (Commission      (IRS Employer
          jurisdiction of       File Number)     Identification No.)
          incorporation)


     222 W. Mission Ave., Suite 30, Spokane, WA              99201
     -------------------------------------------           ------------
      (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number including area code  (509) 326 3443


             (Former name or address, if changed since last report)




ITEM 1.  CHANGES IN CONTROL OF REGISTRANT




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS




ITEM 3.  BANKRUPTCY OR RECEIVERSHIP




ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS



ITEM 5.  OTHER EVENTS



ITEM 6.  RESIGNATION OF A REGISTRANT'S DIRECTOR





ITEM 7.  FINANCIAL STATEMENTS.  PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

       (a).  Financial Statements of business acquired
          Segmented Statement of Financial Position as of March 31, 1997

       (b).  Pro forms financial information

       (c).  Exhibits


US FILTER/ENGINEERED SYSTEMS              Segmented Statement of Financial
                                          Position as of March 31, 1997
OXIDATION GROUP

---------------------------------------------------------------------------


                                UNAUDITED
                                  ASSETS

                                                                  March
                                                                 31, 1997
                                                           ----------------
CURRENT ASSETS
    Cash (Note 2)                                          $             -
    Receivables, net of allowance for doubtful accounts          2,454,255
    Prepaid insurance                                                    -
    Revenues in excess                                             807,349
    Inventory                                                      225,682
                                                           ----------------

        Total current assets                                     3,487,286
                                                           ----------------


PROPERTY, PLANT AND EQUIPMENT (NOTE 2)
    Land                                                                 -
    Mining claims (Note 3)                                               -
    Mining leases (Notes 3 and 7)                                        -
    Buildings                                                            -
    Mill machinery                                                       -
    Vehicles and equipment                                       1,005,453
    Software                                                             -
                                                           ----------------

        Total property, plant and equipment                      1,005,453
            Less accumulated depreciation                          692,737
                                                           ----------------

        Net property, plant and equipment                          312,716
                                                           ----------------


OTHER ASSETS
    Deferred exploration and development costs (Note 1)                  -
    Investment (Note 1)                                                  -
    Notes receivable                                                     -
    Licenses, net of accumulated amortization
        (Note 2)                                                         -
    Advance minimum royalties (Note 2)                                   -
    Mineralized material in place (Note 3)                               -
                                                           ----------------

        Total other assets                                               -
                                                           ----------------


TOTAL ASSETS                                               $     3,800,002
                                                           ================

US FILTER/ENGINEERED SYSTEMS             Segmented Statement of Financial
                                         Position as of March 31, 1997
OXIDATION GROUP
---------------------------------------------------------------------------



                                UNAUDITED
                   LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                March
                                                               31, 1997
                                                         ------------------
CURRENT LIABILITIES
    Accounts payable                                     $         430,467
    Accrued expenses                                               245,256
    Advanced payments                                              361,873
    Interest payable - other                                             -
    Interest payable - related parties (Note 4)                          -
    Notes payable - other (Note 4)                                       -
    Notes payable - related parties (Note 4)                             -
    Current portion long term debt                                       -
                                                         ------------------

        Total current liabilities                                1,037,596
                                                         ------------------


LONG TERM LIABILITIES
    Long term liabilities                                        1,200,000
    Current portion long term liabilities                                -
                                                         ------------------

     Long term liabilities, net of current portion               1,200,000
                                                         ------------------

         Total liabilities                                       2,237,596
                                                         ------------------


MINORITY INTEREST (NOTES 2 and 6)
    Minority interest in consolidated entities                           -
                                                         ------------------


COMMITMENTS (NOTE 7)

STOCKHOLDERS' EQUITY
    Common stock, (Notes 1,6 and 8)
    Additional paid-in capital                                           -
    Net assets                                                   1,562,406
                                                         ------------------

        Total stockholders' equity                               1,562,406
                                                         ------------------


TOTAL LIABILITIES, MINORITY INTEREST AND
    STOCKHOLDERS' EQUITY                                 $       3,800,002
                                                         ==================

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  MPM Technologies Inc.

                                                       /s/Robert D. Little
June 20, 1997                                          --------------------
--------------                                         Robert D. Little
   (Date)                                                  Secretary